UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K



                                   Current Report
                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934



            Date of Report (Date of Earliest Event Reported):
                 December 6, 1999


                                   NUI Corporation
               (Exact Name of Registrant as Specified in its Charter)



                                     New Jersey
                   (State or Other Jurisdiction of Incorporation)



                         1-8353                        22-1869941
            (Commission File Number)                (I.R.S. Employer
                                                 Identification Number)


            550 Route 202-206
            P. O. Box 760
            Bedminster, New Jersey                      07921-0760
            (Address of Principal Executive Offices)     (Zip Code)


                                   (908) 781-0500
                (Registrant's Telephone Number, Including Area Code)



                                   Not Applicable
                (Former Name or former Address, if Changed Since Last
                                       Report)





            Item 1.   Change in Control of Registrant

                      Not Applicable

            Item 2.   Acquisition or Disposition of Assets

                      Not Applicable

            Item 3.   Bankruptcy or Receivership

                      Not Applicable

            Item 4.   Changes in Registrant's Certifying Accountant

                      Not Applicable

            Item 5.   Other Events

                      On December 6, 1999, NUI Corporation announced that its sales outsourcing affiliate, TIC Enterprises, LLC (TIC), was chosen by the United States Postal Service (USPS) as the result of a competitive bidding process to nationally market its expedited delivery services, which include Priority Mail, Express Mail, Global Priority Mail and Express Mail International Service. In order to effectively meet delivery standards, the USPS divides the Country into four regional areas, with each region including three major metropolitan areas. The USPS awarded TIC the opportunity to market its services in all four regions of the Country. Based upon the initial rollout, the USPS projects that this contract could generate approximately $700 million in incremental revenue to the USPS over three years. The USPS expects to continue the expansion of this program throughout the entire United States during the same period.

                      NUI Corporation owns 49% of TIC.

                      A copy of the Registrant's related news release, as well as a copy of the agreement between TIC and the United States Postal Service, are annexed as exhibits.

            Item 6.   Resignation of Registrant's Directors

                      Not Applicable

            Item 7.   Financial Statements and Exhibits

                      (c)  Exhibits

                           Exhibit 10.1

                           Agreement between TIC and United States
                      Postal Service

                           Exhibit 99

                           Press Release of NUI Corporation, dated
                      December 6, 1999


                                        SIGNATURES

                      Pursuant to the requirements of the Securities
            Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NUI CORPORATION



                                          By:  /s/ John Kean, Jr.
                                          Name:     John Kean, Jr.

                                          Title:    President and Chief
                                                    Executive Officer

            Date:  December 15, 1999.